                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            CROWN LABORATORIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            CROWN LABORATORIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 18, 1996

TO THE SHAREHOLDERS:

The Annual Meeting of the Shareholders of CROWN LABORATORIES, INC., will be held at the Rio Suite Hotel and Casino, I-15 & Flamingo, Las Vegas, Nevada 89114, on July 18, 1996, at 10:00 a.m. Pacific Daylight Time, for the following purposes:

         (1) To elect seven members to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified.

         (2) To transact such other business and to consider and take action upon any and all matters that may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 10, 1996, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting. For ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder for any purpose germane to the Meeting during ordinary business hours at the Company's executive office, located at 6780 Caballo Street, Las Vegas, Nevada 89119.

         All shareholders are invited to attend the Meeting in person.

                                              By Order of the Board of Directors



                                              Craig E. Nash
                                              Chairman of the Board

Las Vegas, Nevada
June 28, 1996

- --------------------------------------------------------------------------------
                                    IMPORTANT
  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE
     AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
         ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------

                            CROWN LABORATORIES, INC.
                              6780 CABALLO STREET
                              LAS VEGAS, NV 89119

                                 PROXY STATEMENT

       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 18, 1996

The enclosed proxy is solicited by and on behalf of the Board of Directors of Crown Laboratories, Inc. (the "Company") in connection with the Annual Meeting of Shareholders to be held on July 18, 1996, at the Rio Suite Hotel and Casino, I-15 & Flamingo, Las Vegas, Nevada 89114, at 10:00 a.m. local time.

The Company's executive offices are located at 6780 Caballo Street, Las Vegas, Nevada 89119, telephone number (702) 696-9300. It is expected that this Proxy Statement, the Notice of Annual Meeting and accompanying Proxy card will first be mailed to shareholders on or about June 28, 1996.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Any proxy given may be revoked by a shareholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with the Secretary of the Company a notice in writing revoking it, or by duly executing and submitting a proxy bearing a later date. Written requests revoking a Proxy should be directed to: Corporate Secretary, Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, NV 89119. Proxies may also be revoked by any shareholder present at the Annual
Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted in favor of the proposals therein.

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation of material to beneficial owners of stock. In addition to the use of the mail: directors, officers, regular employees and certain shareholders of the company may solicit proxies personally, by telephone or by telegraph.

The Board of Directors will present for a vote at the Annual Meeting the election of seven members to the Board of Directors for the coming year. The Board is not aware of any other matter to be presented for a vote at the Annual Meeting.

SHAREHOLDERS' VOTING RIGHTS

Only holders of record of the Company's Common Stock ($0.001 par value), at the close of business on June 10, 1996, will be entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 15,892,703 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With respect to election of directors, assuming a quorum is present, the seven candidates receiving the highest number of votes are elected. A quorum is the presence in person or by proxy of shares representing a majority of the outstanding shares of Common Stock.

Abstentions are included in the tally of shares represented, but are not included in the determination of the number of votes cast for or against a particular item. Therefore, abstentions have the effect of a vote cast against a particular item. Shares not voted as a consequence of brokers voting less than all of their entitlement on non-discretionary items are not included in the tally of the number of shares cast for, against or abstained from any proposal, and will, therefore, have the effect of reducing the number of shares needed to approve any item.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding ownership of the Common Stock of the Company as of June 10,1996, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company, (iii) the Chief Executive Officer and President, and (iv) all executive officers, and directors of the Company as a group. Each person has sole investment and voting power with respect to the shares indicated, subject to community property laws where applicable, except as otherwise indicated below.

                                             NUMBER OF             PERCENT OF
NAME OF BENEFICIAL OWNER(1)                  SHARES(2)                CLASS
- ------------------------                     ------                   -----

Craig E. Nash(3)                             2,266,014                13.6%

Scott O. Nash                                2,656,267                15.9%

Christopher Demetree(4)                        747,575                 4.1%

Lee Hooker                                     101,478                    *

Arthur Berkowitz(5)                            179,029                 1.0%

Linda Carrick, Ph.D.                           101,500                    *

Vincent J. Casella(6)                          477,850                 2.7%

Invesco North American Holdings              1,486,250                 9.4%
7800 E. Union, Denver, CO 82037

Gifford Fund, Ltd.(7)                          263,963             See Footnote
Charlotte House, Charlotte Street
P.O. Box N9204, Nassau, Bahamas

All Officers, and Directors                  6,552,213                36.4%
as a group (8 persons)

____________________
*    Less than 1%

(1) The address of each of the director, or executive officers, is c/o Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, Nevada 89119.
(2) The amounts in this column include outstanding options and warrants to acquire shares that are currently exercisable or exercisable within 60 days of June 10, 1996, and shares issued under employment agreements, even though the shares may not yet have vested.
(3) Includes 400,000 shares owned by Craig Nash's wife. Mr. Nash disclaims beneficial ownership.
(4)  Includes 22,384 shares owned by Christopher Demetree's wife.
(5)  Includes shares held by a profit sharing plan and a family trust.
(6)  Includes shares owned by a Keogh Plan and Mr. Casella's Company.
(7) The Gifford Fund presently holds $1.1 million in face value of Series C Preferred Stock. The Series C Preferred Stock provides for conversion into Crown Laboratories, Inc., Common Stock based upon market prices. If converted, the Gifford Fund, Ltd., may become a holder of more than 5% of the common shares outstanding of Crown Laboratories, Inc., depending upon the market price of the shares at time of conversion.

                              ELECTION OF DIRECTORS

Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and shall qualify. The Board of Directors nominees are the seven individuals named below, all of whom currently serve as the Board of Directors. It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all the nominees named in the table below. Although the Board of Directors does not anticipate that any nominees will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate. There is no cumulative voting for the Board of Directors.

The following table sets forth information with respect to nominees:

                                                                                                   DIRECTOR
NAME                        AGE     PRINCIPAL OCCUPATION                                            SINCE
- ----                        ---     --------------------                                            -----
Craig E. Nash               41      Chairman of the Board of Directors and                          1980*
                                    Chief Executive Officer

Scott O. Nash               41      Vice Chairman of the Board of Directors and                     1980*
                                    President of the Company

Christopher Demetree        32      Director of National Accounts of the Company,                   1992
                                    Vice President of Demetree Brothers, Inc.

Lee Allen Hooker            49      Owner and Chief Executive Officer of                            1994
                                    American Benefits Counselor/Hooker Associates

Arthur Berkowitz            55      Agent for The Equitable Life Assurance Society of               1994
                                    the United States

Linda Carrick, Ph.D.        41      Clinical Director, Surgical Nursing for the Hospital of         1994
                                    the University of Pennsylvania

Vincent Casella             57      Equity Specialist, Floor Broker,                                1995
                                    Chairman of Philadelphia Stock Exchange

- --------------------

*    Includes the Company's predecessors.


CRAIG E. NASH has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since September 1991 and has held such position or similar positions since February 1980. He also is the Senior Marketing Executive of the Company. Mr. Nash has fifteen years experience in pharmaceutical and food-products marketing. Mr. Nash attended the University of Southern California.

SCOTT O. NASH has been President and Vice Chairman of the Board of Directors of the Company since September 1991 and has held these or similar positions since February 1980. Mr. Nash has fifteen years experience in pharmaceutical and food-products manufacturing and operations. Mr. Nash attended the University of Southern California. Messrs. Craig and Scott Nash are twin brothers.

CHRISTOPHER DEMETREE has been a Director of the Company since December 1992 and prior to that a major investor in the Company. Mr. Demetree is currently the National Accounts Executive for Crown and prior to that was Vice President of Demetree Brothers, Inc., a Florida-based fully-integrated property management and investment company, and was responsible for many aspects of the management of Demetree Brothers, Inc. His duties primarily include planning and developing real estate developments, including permits, sales pro formas and construction budgets. Mr. Demetree holds a B.S. degree in Industrial Management from Georgia Institute of Technology.

LEE HOOKER became a director of the Company in February 1994. Mr. Hooker is the owner and Chief Executive Officer of American Benefits Counselor/Hooker Associates, a brokerage firm for employee benefits to the healthcare industry. He has been involved with the medical industry for more than twenty-five years. Mr. Hooker holds a B.S. in Business Administration from Columbia Union College and an M.S. in Business Administration from Pepperdine University.

ARTHUR BERKOWITZ became a director of the Company in June 1994. Mr. Berkowitz has been an agent for the Equitable Life Assurance Society of the United States for the past 18 years. He is currently a Benefits Consultant to many large corporations. Mr. Berkowitz was an engineer with The General Electric Company for 12 years. Mr. Berkowitz is a life member of the Million Dollar Round Table, a Director of the Philadelphia Friends of ALS, and comptroller of the Germantown Jewish Centre of Philadelphia. Mr. Berkowitz has a B.S. degree in Mathematics from St. Lawrence University and B.Ae and M.Ae in Aeronautical Engineering from Rensselaer Polytechnic Institute.

LINDA CARRICK, PH.D. became a director of the Company in June 1994. Dr. Carrick has been in the nursing field since 1975. She has been Clinical Director, Surgical Nursing for the Hospital of the University of Pennsylvania, where she also served as interim Vice President of Nursing. She is a member of several professional organizations, including the American Association of Critical Care Nursing, The Nursing Association, Association of Nurse Executives, and the American Society of Parenteral and Enteral Nutrition. She also completed a Wharton Nurse Executive Fellowship. Dr. Carrick holds a B.S. degree in Nursing from Villanova University, an M.S. degree in Surgical, Cardiovascular Nursing and a Ph.D. in Healthcare from The University of Pennsylvania. From September 1995 to the present Dr. Carrick is an Assistant Professor at the University of Pennsylvania.

VINCENT J. CASELLA became a director of the Company in July 1995. Mr. Casella is an equity specialist, floor broker, and Chairman of the Philadelphia Stock Exchange. He has accumulated over 35 years of experience in numerous senior positions in the securities industry, including associations with Republic Securities Corporation, Steadman Funds, and several NYSE firms. He was Trustee of PHLX Foundation, Director of Stock Clearing Corporation, and Director of Philadelphia Depository Trust Company. He has held chairman and vice-chairman positions in a variety of steering committees at the Exchange.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS
                         AND CERTAIN COMMITTEES THEREOF

The Board of Directors appointed an Audit Committee and a Compensation Committee on April 1, 1994, but it does not have a Nominating Committee. The functions of the Audit Committee include recommending to the Board of Directors the independent auditors; reviewing and approving the planned scope of the annual audit, proposed fee arrangements and the results of the annual audit; reviewing the adequacy of accounting and financial controls; reviewing the independence of the independent auditors; approving all assignments to be performed by the independent auditors; and instructing the independent auditors, as deemed appropriate, to undertake special assignments. The current members of the Audit Committee are Arthur Berkowitz and Dr. Linda Carrick. During 1995, one meeting was held.

The current members of the Compensation Committee are Lee Allen Hooker and Arthur Berkowitz. The functions of the Compensation Committee are to approve or recommend the approval to the Board of Directors of the compensation and the remuneration arrangements for directors and senior management. During 1995, one meeting was held.

The Board of Directors held a total of 5 meetings and took 4 actions by unanimous written consent during the fiscal year ending December 31, 1995. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and committee meetings.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

NAME                 AGE          POSITION
- ----                 ---          --------

Craig E. Nash         41          Chairman of the Board of Directors and
                                  Chief Executive Officer

Scott O. Nash         41          Vice Chairman of the Board of Directors and
                                  President

Scott E. Hilley       44          Vice President, Finance

For the biographies of Messrs. Nash, and Nash see "Election of Directors."

SCOTT E. HILLEY has been Vice President of Finance of the Company since June 1995. Mr. Hilley has over 20 years of experience in various areas of financial management in major consumer products organizations and major money center commercial banks. Prior to joining the Company, he served as Business Controller for Goody Products, Inc. from August of 1992 to April 1994. Earlier, Mr. Hilley spent over 10 years in several key financial management positions within Nestle Foods, most notably, Business Controller of United States Chocolate operations. He holds a B.S. in Banking and Finance and Management, and an M.B.A. in Finance from New York University.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

No executive officer of the Company accrued remuneration in excess of $100,000 during 1995. The following table shows all remuneration accrued by the Chief Executive Officer during the fiscal years ended December 31, 1993, 1994, and 1995, for services in all capacities rendered to the Company and its subsidiaries.

                                                                                              LONG-TERM
                                                    ANNUAL COMPENSATION                   COMPENSATION AWARDS
                                                    -------------------                   -------------------
                                                                                      RESTRICTED       SECURITIES
NAME AND                                                         OTHER ANNUAL           STOCK          UNDERLYING
PRINCIPAL POSITION              YEAR       SALARY               COMPENSATION(2)         AWARD           OPTIONS
- ------------------              ----       -------------        ------------            -----           -------
Craig E. Nash                   1995       $ 78,771                 $   0              $   0              0
Chief Executive Officer         1994       $ 51,329                     0                  0              0
                                1993       $ 24,904(1)                  0                  0           768,028

- -----------
(1) Includes 1,665,545 shares granted under Mr. Craig Nash's employment agreement with a nominal fair market value on the date of the employment agreement. All Common Stock issued to Craig Nash were ascribed a nominal value by the Company and its investment adviser, given the inherent uncertainty as to the ability of the Company to raise capital and continue in existence as of the dates such shares were issued. Of the amount above, all shares are vested except for 10,000 shares which will vest on January 3, 1997. All the shares are eligible to receive dividends.

(2) The Company provided automobile allowances to certain of its employees, including certain persons who are executive officers of the Company, (including Mr. Nash), based upon the job requirements of each employee. No amounts with respect to the personal use of automobiles, if any, have been included in the above table. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained, did not in any event exceed, as to any executive officer, either the lessor of $50,000 or 10% of his cash compensation for the last fiscal year, and that the information set forth in the foregoing table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

The following table sets forth certain information with respect to holdings of stock options to certain of the Company's executive officers during fiscal 1995:

                        OPTIONS HELD IN LAST FISCAL YEAR

                                                                 INDIVIDUAL GRANTS
                                                                 -----------------

                                                     % OF TOTAL OPTIONS
                           NUMBER OF SHARES              GRANTED TO
                          UNDERLYING OPTIONS            EMPLOYEES IN           EXERCISE OF BASE       EXPIRATION
NAME                         GRANTED (#)                 FISCAL YEAR             PRICE ($/SH.)           DATE
- ----                         -----------                 -----------             -------------           ----
Craig E. Nash                 768,028(1)                    36.6%                   $1.275             11/18/03

- --------------------

(1)  Options can be modified by agreement of the Company and the officers.

No options were granted or exercised by Craig E. Nash during 1995.

The following table gives certain information regarding options held on December 31, 1995.

                        AGGREGATE OPTION EXERCISES(1) AND
                          FISCAL YEAR-END OPTION VALUES

                                      NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED IN-THE MONEY
                                       UNEXERCISED OPTIONS AT FY-END                   OPTIONS AT FY-END
                                       -----------------------------                   -----------------

NAME OF INDIVIDUAL                    EXERCISABLE          UNEXERCISABLE       EXERCISABLE(3)        UNEXERCISABLE
- ------------------                    -----------          -------------       --------------        -------------

Craig E. Nash(2)                       768,028                  -                 $364,813                -
Chief Executive Officer

- --------------------

(1)  No options were exercised in 1995.

(2) The options granted under the 1992 Stock Option Plan can be amended by the Board of Directors and the options are exercisable at $1.275 per share through November 18, 2003.

(3)  Based on the market price on December 31, 1995.

The Company in January 1993 entered into a five-year employment agreement with Craig Nash, who receives a current base salary per annum of $70,000 increasing to $110,000 by year five. Mr. Nash has temporarily waived salary increases in his contract which would provide for current compensation of $100,000 base under the terms of his employment contract. The Company can terminate such employment for cause (as defined) on 90 days notice. If the individual is terminated by the Company during the term of the employment agreement, he will receive certain termination compensation of twenty-four months of base salary.

Each employment agreement referred to above prohibits the individual from directly or indirectly competing with the Company for a period of three years after separation from the Company, and binds the individual to certain confidentiality agreements.

DIRECTORS' REMUNERATION

All outside members of the Board of Directors, Vincent Casella, Lee Allen Hooker, Arthur M. Berkowitz, and Dr. Linda Carrick, Ph.D., each received options to purchase 50,000 shares of common stock at exercise prices ranging from $1.275 to $2.50 per share. Of the options received, options to purchase 25,000 shares of common shock vested immediately and options to purchase 25,000 shares of common stock will vest on different schedules ranging between the thirteenth to the twenty-third month of their term. Additionally, Lee Allen Hooker, Arthur M. Berkowitz, Dr. Linda Carrick, and Myles Cane, a former director, received options to purchase 10,000 shares of common stock at an exercise price of $2.44 per share.

Additionally, Arthur Berkowitz received $1,500 per month, (beginning on July 27,
1995), for serving as Chairman of the Audit Committee of the Company's Board of Directors.

Vincent Casella and his associates were granted a total of 230,000 options to purchase the Company's common stock for their roles in assisting the Company in strategic planning issues. Mr. Casella was granted 100,000 options at an exercise price of $1.44 per share which expire five years from the date of grant, (November 13, 1995).

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than ten percent of the registered class of the Company's equity securities to file various reports with the Securities Exchange Commission and the American Stock Exchange concerning the holdings of and transactions in the common stock and other equity securities of the Company. Copies of these filings must be furnished to the Company. Based on a review of the copies of such forms, furnished to the Company, and written representations from the Company's directors and executive officers, the Company believes that Mr. Vincent Casella filed his December 1995 Form 4 Statement after the required filing date.


                               CERTAIN TRANSACTION

CRAIG AND SCOTT NASH

Craig Nash and Scott Nash guarantee certain indebtedness of the Company and have pledged a total of 500,000 shares of Common Stock of the Company to secure such guarantee. If the lender seizes such shares as a result of a default by the Company, the Company has agreed to replace such shares.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In order for a shareholder proposal to be included in the Board of Directors' Proxy Statement for the next Annual Meeting of Shareholders, such proposal must be received at 6780 Caballo Street, Las Vegas, Nevada 89119, Attention:
Corporate Secretary, no later than the close of business on June 28, 1997.

                              INDEPENDENT AUDITORS

Arthur Andersen LLP has been selected as independent auditors for the Company for the current fiscal year and was auditor since 1993. Arthur Andersen LLP does not have and has not had at any time any direct or indirect financial interest in the Company and does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in Arthur Andersen LLP.

The Board of Directors of the Company has approved Arthur Andersen LLP as its independent auditors. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent auditors.

Representatives of Arthur Andersen LLP will not be present at the Annual
Meeting.

                                  ANNUAL REPORT

The Company's 1995 Annual Report to Shareholders containing its financial statement for the fiscal year ended December 31, 1995, will be mailed to all Shareholders of record as of June 10, 1996. Any Shareholder who does not receive a copy of such Annual Report to Shareholders may obtain one by writing to the Company, addressed as follows: Corporate Secretary, Crown Laboratories, Inc., 6780 Caballo Street, Las Vegas, Nevada 89119.

              REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION

ANY BENEFICIAL OWNER OF SECURITIES OF THE COMPANY WHOSE PROXY IS HEREBY SOLICITED MAY REQUEST AND RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT OR FORM 10-KSB INCLUDING THE FINANCIAL STATEMENTS THERETO, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE ADDRESSED TO: CROWN LABORATORIES, INC., 6780 CABALLO STREET, LAS VEGAS, NEVADA 89119, ATTENTION: LAWRENCE ROSENTHAL, DIRECTOR OF INVESTOR RELATIONS.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

                                            By Order of the Board of Directors



                                            Craig E. Nash
                                            Chairman of the Board

Las Vegas, Nevada

                            CROWN LABORATORIES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           FOR THE ANNUAL MEETING OF THE SHAREHOLDERS ON JULY 18, 1996

THE UNDERSIGNED HEREBY APPOINTS CRAIG E. NASH AND SCOTT O. NASH, OR EITHER OF THEM WITH FULL POWER OF SUBSTITUTION TO EACH OF THEM, AS PROXIES TO REPRESENT THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF CROWN LABORATORIES, INC., TO BE HELD AT 10:00 A.M., PACIFIC DAYLIGHT TIME, JULY 18, 1996, AT RIO SUITE HOTEL & CASINO, I-15 & FLAMINGO, LAS VEGAS, NEVADA 89114, AND AT ANY ADJOURNMENT THEREOF AND TO VOTE ALL SHARES OF STOCK WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT SUCH MEETING AS FOLLOWS:

         (1)     _________ FOR ALL NOMINEES LISTED BELOW EXCEPT AS SET FORTH TO
                           THE CONTRARY BELOW

                 _________ WITHHOLDING AUTHORITY TO VOTE FOR ALL NOMINEES AS SET
                           FORTH BELOW

CRAIG E. NASH, SCOTT O. NASH, CHRISTOPHER DEMETREE, LEE ALLEN HOOKER, ARTHUR BERKOWITZ, LINDA CARRICK, AND VINCENT J. CASELLA.

                 INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME:
                 ______________________________

         (2) TO VOTE WITH DISCRETIONARY AUTHORITY UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE BOARD OF DIRECTORS.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CROWN LABORATORIES, INC.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JUNE 28, 1996.

         Date _________________________, 1996.


_____________________________               ______________________________
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER

THIS PROXY SHOULD BE SIGNED EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD BOTH SIGN. IF SIGNED BY EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER PERSONS SIGNING IN REPRESENTATIVE CAPACITY, THEY SHOULD GIVE FULL TITLES.

PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.